Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

Exhibit 99.2
	9/13 QTR		12/13 QTR		3/14 QTR

Loan Loss Reserve - Total	$116,741		$118,158		$114,931
General	113,268		116,552		114,096
Specific	3,473		1,606		835
Allowance as a % of Gross Loans	1.46%		1.46%		1.40%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,609,914	12.59%	1,615,112	12.01%	1,653,499	11.74%
Tier 1 Risk Based	1,609,914	24.38%	1,615,112	23.80%	1,653,499	23.99%
Risk Based	1,693,227	25.64%	1,700,453	25.06%	1,740,488	25.25%

	9/13 QTR	9/13 YTD	12/13 QTR	12/13 YTD	3/14 QTR	3/14 YTD
Loan Originations - Total	$706,703	$1,966,035	$500,601	$500,601	$435,145	$935,746
Single-Family Residential	219,779	707,310	176,277	176,277	123,806	300,083
Construction - Speculative	56,990	173,446	44,540	44,540	34,587	79,127
Construction - Custom	180,270	304,156	86,651	86,651	73,008	159,659
Land - Acquisition & Development	9,158	22,590	10,485	10,485	11,277	21,762
Land - Consumer Lot Loans	3,481	14,324	2,222	2,222	1,981	4,203
Multi-Family	128,632	309,636	58,827	58,827	52,836	111,663
Commercial Real Estate	48,495	163,577	34,365	34,365	68,884	103,249
Commercial & Industrial	46,711	225,809	77,469	77,469	57,356	134,825
HELOC	13,187	44,872	9,677	9,677	10,890	20,567
Consumer	—	315	88	88	520	608

Purchased Loans (including acquisitions)	$83,632	$538,462	$67,099	$67,099	$33,712	100,811
Net Loan Fee and Discount Accretion	$8,813	$26,443	$6,298	$6,298	$5,977	12,275

Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

	9/13 QTR	9/13 YTD	12/13 QTR	12/13 YTD	3/14 QTR	3/14 YTD
Repayments
Loans	$574,330	$2,353,061	$486,143	$486,143	$416,068	$902.211
MBS	117,339	510,500	68,761	68,761	73,041	$141.802

MBS Premium Amortization	$3,778	$16,921	$1,674	$1,674	$1,972	$3,646

Loan Servicing Fee Income	$2,598	$8,585	$2,046	$2,046	$1,324	$3,370
Other Fee Income	998	5,363	1,949	1,949	3,515	5,464
Total Fee Income	$3,596	$13,949	$3,995	$3,995	$4,839	8,834

Efficiency
Operating Expenses/Average Assets	1.32%	1.27%	1.36%	1.36%	1.43%	1.40%
Efficiency Ratio	41.98	40.85	42.38	42.38	48.50	45.49
Amortization of Intangibles	$400	$1,786	$821	$821	$728	$1,549

EOP Numbers
Shares Issued and Outstanding	102,484,796		102,329,576		101,763,415

Share repurchase information
Remaining shares auth. for repurchase	9,872,834	9,872,834	9,017,934	9,017,934	8,424,634	8,424,634
Shares repurchased	1,120,400	6,315,196	854,900	854,900	593,300	1,448,200
Average share repurchase price	$20.71	$17.46	$22.16	$22.16	$21.63	$21.94

Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

Tangible Common Book Value	9/13 QTR	12/13 QTR	3/14 QTR
$ Amount	$1,673,317	$1,653,965	$1,680,468
Per Share	16.33	16.16	16.51

# of Employees	1,457	1,848	1,846
Tax Rate - Going Forward	36.15%	35.75%	35.75%

Investments
Available-for-sale:
Agency MBS	$1,251,176	$1,633,643	$1,709,872
Other	1,109,772	1,204,860	1,400,703
	$2,360,948	$2,838,503	$3,110,575
Held-to-maturity:
Agency MBS	$1,654,666	$1,630,936	$1,611,303
Other	—	—	—
	$1,654,666	$1,630,936	$1,611,303

Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

	AS OF 9/30/13		AS OF 12/31/13		AS OF 3/31/14
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,373,950	67.2%	$5,436,083	67.1%	$5,462,093	66.8%
Construction - Speculative	130,778	1.6	135,868	1.7	135,001	1.7
Construction - Custom	302,722	3.8	333,954	4.1	354,279	4.3
Land - Acquisition & Development	81,660	1.0	75,506	0.9	77,049	0.9
Land - Consumer Lot Loans	124,984	1.6	122,467	1.5	116,864	1.4
Multi-Family	835,598	10.5	846,115	10.4	869,635	10.6
Commercial Real Estate	625,293	7.8	622,240	7.7	634,457	7.8
Commercial & Industrial	326,450	4.1	354,166	4.4	351,705	4.3
HELOC	133,631	1.7	131,949	1.6	131,852	1.6
Consumer	55,479	0.7	51,961	0.6	48,239	0.6
	7,990,545	100.0%	8,110,309	100.0%	8,181,174	100.0%
Less:
ALL	116,741		118,158		114,931
Loans in Process	275,577		273,263		264,946
Discount on Acquired Loans	34,143		31,485		29,286
Deferred Net Origination Fees	36,054		35,845		34,902
Sub-Total	462,515		458,751		444,065
	$7,528,030		$7,651,558		$7,737,109

Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,281,131	70.2%	$5,342,080	69.8%	$5,371,177	69.4%
Construction - Speculative	73,424	1.0	78,769	1.0	81,604	1.1
Construction - Custom	127,846	1.7	158,376	2.1	174,987	2.3
Land - Acquisition & Development	65,534	0.9	61,539	0.8	63,572	0.8
Land - Consumer Lot Loans	120,345	1.6	118,134	1.5	113,020	1.5
Multi-Family	786,508	10.4	796,776	10.4	844,007	10.9
Commercial Real Estate	592,216	7.9	591,022	7.7	592,594	7.7
Commercial & Industrial	300,207	4.0	328,538	4.3	323,045	4.2
HELOC	129,929	1.7	128,427	1.7	128,456	1.7
Consumer	50,889	0.7	47,897	0.6	44,647	0.6
	$7,528,030	100.0%	$7,651,558	100.0%	$7,737,109	100.0%
* Excludes covered loans

Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

	AS OF 9/30/13			AS OF 12/31/13			AS OF 3/31/14
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,230,693	46.6%	63	$5,126,066	49.3%	82	$5,142,077	49.7%	82
ID	545,781	6.0	16	816,400	7.8	31	811,048	7.8	29
OR	1,993,863	21.9	44	1,870,196	18.0	50	1,840,375	17.8	49
UT	330,044	3.6	10	326,829	3.1	10	319,954	3.1	10
NV	191,182	2.1	4	187,681	1.8	4	182,035	1.8	4
TX	101,458	1.1	4	109,258	1.1	5	106,874	1.0	5
AZ	1,086,447	12.0	23	1,067,681	10.3	23	1,030,346	10.0	23
NM	610,803	6.7	18	898,615	8.6	30	912,182	8.8	29
Total	$9,090,271	100.0%	182	$10,402,726	100.0%	235	$10,344,891	100.0%	231

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$447,368	4.9%		$674,824	6.5%		$691,577	6.7%
NOW (interest)	800,516	8.8		1,227,548	11.8		1,265,041	12.2
Savings (passbook/stmt)	404,938	4.5		542,573	5.2		575,440	5.6
Money Market	1,888,020	20.8		2,268,979	21.8		2,342,263	22.6
CD's	5,549,429	61.0		5,688,802	54.7		5,470,570	52.9
Total	$9,090,271	100.0%		$10,402,726	100.0%		$10,344,891	100.0%

Deposits greater than $250,000 - EOP	$1,336,054			$1,578,895			$1,677,326

Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$100,460	76.5%	$89,075	77.6%	$81,740	77.6%
Construction - Speculative	4,560	3.5	3,053	2.7	2,132	2.7
Construction - Custom	—	—	—	—	265	—
Land - Acquisition & Development	2,903	2.2	2,813	2.5	2,113	2.5
Land - Consumer Lot Loans	3,337	2.5	3,548	3.1	3,007	3.1
Multi-Family	6,573	5.0	2,494	2.2	2,199	2.2
Commercial Real Estate	11,736	8.9	11,613	10.1	7,101	10.1
Commercial & Industrial	477	0.4	655	0.6	579	0.6
HELOC	263	0.2	471	0.4	441	0.4
Consumer	990	0.8	995	0.9	621	0.9
Total non-accrual loans	131,299	100.0%	114,717	100.0%	100,198	100.0%
Total REO	72,925		71,537		60,995
Total REHI	9,392		11,656		13,596
Total non-performing assets	$213,616		$197,910		$174,789

Total non-performing assets as a
% of total assets	1.63%		1.37%		1.22%

Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

	9/13 QTR		12/13 QTR		3/14 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$356,576	85.8	$355,449	85.7	$348,918	86.1
Construction - Speculative	10,733	2.6	9,705	2.3	9,416	2.3
Construction - Custom	1,196	0.3	1,196	0.3	1,196	0.3
Land - Acquisition & Development	7,211	1.7	6,037	1.5	5,164	1.3
Land - Consumer Lot Loans	12,706	3.1	13,411	3.2	13,270	3.3
Multi-Family	7,557	1.8	8,701	2.1	7,727	1.9
Commercial Real Estate	18,539	4.5	18,749	4.5	18,107	4.5
Commercial & Industrial	56	—	44	—	31	—
HELOC	1,088	0.3	1,198	0.3	1,198	0.3
Consumer	33	—	71	—	197	—
Total restructured loans (2)	$415,696	100.0%	$414,561	100.0%	$405,224	100.0%

(2) Restructured loans were as follows:
Performing	$391,415	94.2%	$390,841	94.3%	$381,849	94.2%
Non-accrual *	24,281	5.8	23,720	5.7	23,375	5.8
* Included in "Total non-accrual loans" above	$415,696	100.0%	$414,561	100.0%	$405,224	100.0%

Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

	9/13 QTR		12/13 QTR		3/14 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$(482)	(0.04)%	$(6,493)	(0.48)%	$356	0.03%
Construction - Speculative	135	0.41	355	1.05	488	1.45
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	(2,345)	(11.49)	17	0.09	(214)	(1.11)
Land - Consumer Lot Loans	222	0.71	220	0.72	231	0.79
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	389	0.25	—	—	73	0.05
Commercial & Industrial	1,008	1.24	(173)	(0.20)	(2,408)	(2.74)
HELOC	69	0.21	—	—	—	—
Consumer	117	0.84	56	0.43	(49)	(0.41)
Total net charge-offs	$(887)	(0.04)%	$(6,017)	(0.30)%	$(1,523)	(0.07)%
** Annualized Net Charge-offs divided by Gross Balance

SOP 03-3
Accretable Yield	$115,513		$104,808		$107,199
Non-Accretable Yield	194,794		194,794		183,645
Total Contractual Payments	$310,307		$299,602		$290,844

Interest Rate Risk
One Year GAP		(12.9)%		(12.2)%		(13.9)%
NPV post 200 bps shock*		17.42%		15.48%		15.22%
Change in NII after 200 bps shock*		(1.6)%		(5.8)%		(2.1)%
* Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,106,415	0.71%	$1,341,855	0.68%	$986,727	0.51%
From 4 to 6 months	1,290,152	0.71	958,932	0.52	1,233,943	0.62
From 7 to 9 months	567,405	0.70	782,531	0.79	520,909	0.82
From 10 to 12 months	638,684	0.81	507,249	0.84	637,091	0.92

Washington Federal, Inc.
Fact Sheet
March 31, 2014
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended	SFR Mortgages	GSE MBS
12/31/2011	22.0%	32.6%
3/31/2012	19.5	27.5
6/30/2012	20.9	30.7
9/30/2012	22.9	30.7
12/31/2012	25.0	18.2
3/31/2013	24.0	21.7
6/30/2013	26.8	17.4
9/30/2013	21.4	15.9
12/31/2013	13.5	8.7
3/31/2014	10.1	8.5

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
March 31, 2014
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

March 31, 2014
Single-Family Residential	28,879	189	$5,459,457	157	56	309	522	1.81%	$102,946	1.89%
Construction - Speculative	469	190	88,954	1	—	2	3	0.64%	830	0.93%
Construction - Custom	780	228	178,099	4	—	1	5	0.64%	1,475	0.83%
Land - Acquisition & Development	134	524	70,207	—	2	4	6	4.48%	2,464	3.51%
Land - Consumer Lot Loans	1,397	84	116,807	6	3	21	30	2.15%	3,671	3.14%
Multi-Family	998	854	852,246	1	—	3	4	0.4%	1,282	0.15%
Commercial Real Estate	1,142	542	618,580	8	3	12	23	2.01%	6,396	1.03%
Commercial & Industrial	975	361	351,692	3	3	3	9	0.92%	2,015	0.57%
HELOC	2,050	64	131,853	10	1	4	15	0.73%	1,512	1.15%
Consumer	8,466	6	48,334	141	55	71	267	3.15%	1,676	3.47%
	45,290	175	$7,916,229	331	123	430	884	1.95%	$124,267	1.57%

December 31, 2013
Single-Family Residential	28,952	188	$5,433,051	185	56	339	580	2%	$114,498	2.11%
Construction - Speculative	476	184	87,485	1	2	6	9	1.89%	1,087	1.24%
Construction - Custom	721	215	154,776	2	—	—	2	0.28%	166	0.11%
Land - Acquisition & Development	130	534	69,458	1	1	4	6	4.62%	2,600	3.74%
Land - Consumer Lot Loans	1,440	85	122,285	9	3	25	37	2.57%	4,857	3.97%
Multi-Family	1,011	808	816,408	3	—	4	7	0.69%	2,722	0.33%
Commercial Real Estate	1,173	525	615,534	6	1	21	28	2.39%	9,578	1.56%
Commercial & Industrial	993	357	354,139	9	1	3	13	1.31%	3,000	0.85%
HELOC	2,046	64	131,949	8	2	7	17	0.83%	1,260	0.95%
Consumer	8,850	6	51,961	154	52	80	286	3.23%	2,276	4.38%
	45,792	171	$7,837,046	378	118	489	985	2.15%	$142,044	1.81%

September 30, 2013
Single-Family Residential	28,984	185	$5,371,001	132	67	369	568	1.96%	$118,912	2.21%
Construction - Speculative	481	171	82,422	—	—	11	11	2.29%	2,375	2.88%
Construction - Custom	645	202	130,095	3	—	—	3	0.47%	417	0.32%
Land - Acquisition & Development	139	543	75,449	—	1	6	7	5.04%	2,173	2.88%
Land - Consumer Lot Loans	1,462	85	124,786	8	4	20	32	2.19%	4,723	3.78%
Multi-Family	1,036	767	794,478	—	—	5	5	0.48%	4,771	0.60%
Commercial Real Estate	1,164	534	621,194	10	5	25	40	3.44%	14,375	2.31%
Commercial & Industrial	855	382	326,433	3	1	4	8	0.94%	682	0.21%
HELOC	2,023	66	133,631	4	3	5	12	0.59%	985	0.74%
Consumer	8,049	7	55,479	145	67	76	288	3.58%	2,220	4.00%
	44,838	172	$7,714,968	305	148	521	974	2.17%	$151,633	1.97%

Washington Federal, Inc.
Fact Sheet
March 31, 2014
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	September 30, 2013			December 31, 2013			March 31, 2014
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$7,724,685	$112,260	5.77%	$7,826,159	$107,227	5.44%	$7,899,864	$106,334	5.46%
Mortgage-backed securities	2,773,736	14,195	2.03	3,129,915	19,368	2.46	3,305,428	21,071	2.59
Cash & Investments	1,436,060	3,471	0.96	1,474,296	4,261	1.15	1,915,724	4,540	0.96
FHLB & FRB Stock	166,149	375	0.90	172,607	402	0.92	170,945	406	0.96

Total interest-earning assets	12,100,630	130,301	4.27%	12,602,977	131,258	4.13%	13,291,961	132,351	4.04%
Other assets	949,874			946,963			1,101,299

Total assets	$13,050,504			$13,549,940			$14,393,260

Liabilities and Equity
Customer accounts	$9,060,426	16,052	0.70%	$9,538,339	15,499	0.64%	$10,355,866	14,780	0.58%
FHLB advances	1,930,000	17,291	3.54	2,030,000	17,447	3.41%	1,930,000	16,935	3.56%
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	10,990,426	33,343	1.20%	11,568,339	32,946	1.13%	12,285,866	31,715	1.05%
Other liabilities	128,667			28,618			126,711

Total liabilities	11,119,093			11,596,957			12,412,577
Stockholders’ equity	1,931,411			1,952,983			1,980,683

Total liabilities and equity	$13,050,504			$13,549,940			$14,393,260

Net interest income		$96,958			$98,312			$100,636

Net interest margin (1)			3.21%			3.12%			3.03%

(1)	Annualized net interest income divided by average interest-earning assets.